UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 26, 2011

Adolor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30039	31-1429198
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

700 Pennsylvania Drive, Exton, PA	19341
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (484) 595-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On October 26, 2011, Adolor Corporation (“Adolor”) was served with a putative class action lawsuit purportedly filed on behalf of its stockholders in the Court of Common Pleas of Chester County, Pennsylvania.  The suit names Adolor, each member of its Board of Directors and Cubist Pharmaceuticals, Inc. (“Cubist”), as defendants and alleges the directors’ breached their fiduciary duties in connection with the proposed acquisition of Adolor by Cubist.  The suit seeks injunctive relief.  We expect that additional complaints relating to the Cubist acquisition could be filed as well.  We believe this suit is without merit and intend to vigorously defend this action and any future related actions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADOLOR CORPORATION

	By	/s/ John M. Limongelli
	Name:	John M. Limongelli
	Title:	Sr. Vice President, General Counsel and Secretary

Dated: October 28, 2011